UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2018 (March 19, 2018)

DGSE COMPANIES, INC.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	1-11048 (Commission File Number)	88-0097334 (I.R.S. Employer Identification No.)

13022 Preston Rd

Dallas, Texas 75240

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code: (972) 587-4049

                     Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On March 19, 2018, DGSE Companies, Inc. (the “Company”) issued a press release disclosing its financial results for the year ended December 31, 2017 (the “Press Release”). The full text of the Press Release is furnished as Exhibit-99.1 to this current Report on Form 8-K.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2018, the Board of Directors of the Company elected Allison DeStefano, age 34, as a member of the Board of Directors of the Company to be effective immediately. Allison is the sales director for Echo Environmental, a data security and de-manufacturer/refurbishment processor of electronics in the aftermarket supply chain. She is responsible for management of client services, firm marketing and communications, investment analysis, structuring and execution, and internal operations of the company. Ms. DeStefano started her career as a sales consultant and spent years as a senior sales executive with prior working relationships and with the National Pawnbrokers Association Board and numerous members thereof. She studied art at the State University of New York and is a native of Buffalo, NY.

There is no arrangement or understanding pursuant to which Ms. DeStefano was selected as a director of the Company and there are no family relationships between Ms. DeStefano and the other directors or executive officers of the Company. Since the beginning of the Company’s last fiscal year, Ms. DeStefano has not had any transactions, and there are no currently proposed transactions in which Ms. DeStefano was or is to be a participant in amounts greater than $120,000 and in which any related person had or will have a direct or indirect material interest.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

The following exhibit is furnished as part of this report:

Exhibit
Number	Description of Exhibit

99.1	Press Release, dated March 19, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DGSE COMPANIES, INC. (Company)

Date: March 21, 2018	By:	/s/ JOHN R. LOFTUS
John R. Loftus
Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press Release, dated March 19, 2018